UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2022

GRANITE FALLS ENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Minnesota	000-51277	41-1997390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15045 Highway 23 SE, Granite Falls, MN		56241-0216
(Address of principal executive offices)		(Zip Code)

(320) 564-3100
(Issuer's telephone number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
None	NA	NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 3, 2022, Granite Falls Energy, LLC (the “Company”) held its 2022 Special Meeting of Members (the “Special Meeting”) for the purpose of voting on the following proposals:

●	Amend and restate the Sixth Amended and Restated Operating Agreement dated March 23, 2017 (the “Current Operating Agreement”) to provide for three separate and distinct classes of units: Class A, Class B, and Class C Units as set forth in the proposed Seventh Amended and Restated Operating Agreement (the “Proposed Operating Agreement”);

●	Reclassify the units into Class A, Class B and Class C Units for the purpose of discontinuing the registration of the units under the Securities Exchange Act of 1934 (the “Reclassification”);

●	Adjourn or postpone the special meeting if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the matters under consideration; and

●	Transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Of the Company’s 30,606 units issued, outstanding and entitled to vote at the Special Meeting, 21,861 units, or 71.43% of the total units, were present either in person or by proxy. As a result, a quorum was present to conduct business at the Special Meeting.

There were three proposals for the members to vote on. The votes were as follows:

PROPOSAL 1: AMEND AND RESTATE OUR SIXTH AMENDED AND RESTATED OPERATING AGREEMENT

Votes For	Votes Against	Abstain
13,919	7,816	100

As a result, the Current Operating Agreement was amended and restated to provide for three separate and distinct classes of units as set forth in the Proposed Operating Agreement.

PROPOSAL 2: RECLASSIFY THE COMPANY UNITS

Votes For	Votes Against	Abstain
13,385	7,993	407

As a result, the Company’s units were reclassified into Class A, Class B and Class C Units for the purpose of the Reclassification.

PROPOSAL 3: ADJOURNMENT OR POSTPONEMENT

Votes For	Votes Against	Abstain
13,882	7,668	235

Proposals 1 and 2 were conditioned on each other. Since each was approved, both Proposal 1 and Proposal 2 were approved and will be implemented by the Company. Due to the passage of Proposals 1 and 2, the outcome of voting on Proposal 3 was not relevant to the business of the Company being conducted at the Special Meeting.

Due to regulatory time periods required by the Company’s qualified matching service operator pursuant to the Internal Revenue Code, the Company intends to implement the Proposed Operating Agreement and Unit Reclassification on November 15, 2022.

No other matters were voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE FALLS ENERGY, LLC

Date: November 4, 2022	/s/ Stacie Schuler
Stacie Schuler, Chief Financial Officer